UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2002


HOVNANIAN ENTERPRISES, INC.
(Exact Name of registrant specified in its charter)
Delaware  (State or other Jurisdiction of Incorporation)

1-8551  (Commission File Number)

22-1851059  (I.R.S. Employer Identification No.)

10 Highway 35, P.O. Box 500
Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number:
(732) 747-7800


     This form 8-K/A of Hovnanian Enterprises, Inc., a Delaware corporation ("Hovnanian" or the "Registrant"), constitutes Amendment No. 1 to Hovnanian's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on January 24, 2002 (the "Form 8-K"). This amendment sets forth the information required by Items 7(a) and 7(b) omitted from the Form 8-K.
Item 2.	Acquisition or Disposition of Assets.
On January 10, 2002, Hovnanian completed its acquisition of the California homebuilding operations of The Forecast Group, L.P., a privately held, single family homebuilder headquartered in Rancho Cucamonga, California ("Forecast").

     The total equity value of Hovnanian's acquisition of Forecast was approximately $176.5 million, paid by the issuance of 2,208,738 shares of Hovnanian's Class A Common Stock plus approximately $131.0 million in cash. Hovnanian also repaid approximately $88 million of Forecast's indebtedness. The purchase price is subject to adjustment based on Forecast's earnings through January 31, 2002. Additionally, and subject to option contracts, for a period of three years following January 10, 2002, Hovnanian will have the option to purchase certain land parcels retained by the principal owner of Forecast valued at $49 million.
     Copies of the Asset Purchase Agreement and the Securities Purchase Agreement each dated as of January 4, 2002 and a copy of the related press release dated January 11, 2002 were previously filed as Exhibits 2.1, 2.2 and 99.1, respectively, and are hereby incorporated by reference.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(a)  Financial Statements of Business Acquired.
     Consolidated financial statements of Forecast and its consolidated subsidiaries as of October 31, 2000 and 2001 and the years then ended are incorporated by reference herein to Forecast's annual report for the fiscal year ended October 31, 2001 on Form 10K (Commission File
No. 33-72106).

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements of Hovnanian give effect to the acquisition of the California homebuilding operations of Forecast (less holdback land with a book value amounting to $40 million as described below) and Hovnanian using the purchase method of accounting. The unaudited pro forma consolidated financial statements are based on the historical audited consolidated financial statements of Hovnanian and audited Forecast consolidated financial statements each at October 31, 2000 and 2001. The unaudited pro forma consolidated financial statements are based on the estimates and assumptions set forth in the notes, including Hovnanian management's estimates of the value of the tangible and intangible assets acquired. Under the terms of the agreement, Hovnanian's acquisition of Forecast was approximately $178 million, which includes an estimated adjustment based on Forecast earnings through January 31, 2002, plus an additional $18.5 million representing a three year consulting agreement, a three year right of first refusal agreement, and two option agreements. Of this total amount, $45.5 million was paid by the issuance of 2,208,738 shares of Hovnanian's Class A Common Stock, based on the average closing share price of $20.60 for the five business days ending on January 7, 2002. The balance was paid in cash. Hovnanian also repaid approximately $88 million of Forecast's indebtedness as of the acquisition date. Additionally, $40 million representing certain parcels of land were held back from the initial acquisition of assets. Hovnanian signed option contracts with terms up to three years to purchase these held back parcels of land.

	The unaudited pro forma consolidated balance sheets assumes that the acquisition took place on October 31, 2001. The unaudited pro forma consolidated statements of income assumes that the acquisition took place as of November 1, 2000.

	The unaudited pro forma consolidated financial statements, are presented for illustrative purposes only and are not indicative of the consolidated financial position or results of operations of future periods that actually would have been realized had Hovnanian and Forecast been a consolidated company during the specific periods. The unaudited pro forma consolidated financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of
(i) Hovnanian as filed in its Form 10-K for the year ended October 31, 2001 and (ii) Forecast as filed in its Form 10-K for the year ended October 31, 2001.

HOVNANIAN ENTERPRISES INC. AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
OCTOBER 31, 2001
(In Thousands)
                                                                      Pro Forma
                                                                     October 31,
                           Hovnanian   Forecast  Adjustments            2001
                          -----------  --------- -----------         ------------
       ASSETS
HOMEBUILDING:
  Cash & Equivalents      $    10,173  $ 30,869  $ (30,869) 1,2,4,5  $     10,173
  Inventory                   740,114   200,770    (17,009) 1,2,3         923,875
  Receivables & Deposits       75,802     6,724     (4,049) 1,4            78,477
  PPE - net                    30,756       419        (24) 1              31,151
  Senior Rentals                9,890                                       9,890
  Goodwill                     32,618               60,519  2              93,137
  Prepaids & Other             46,178     1,012     12,500  2              59,690
                          -----------  --------- -----------         ------------
    Total Homebuilding        945,531   239,794     21,068              1,206,393

FINANCIAL SERVICES            118,008                                     118,008
INCOME TAXES RECEIVABLE           719                                         719
                          -----------  --------- -----------         ------------
    TOTAL ASSETS          $ 1,064,258  $ 239,794 $  21,068           $  1,325,120
                          ===========  ========= ===========         ============
  LIABILITIES & EQUITY
HOMEBUILDING:
  Land Mortgages          $    10,086                                $     10,086
  Accounts Payable
    & Other                   124,125  $  48,643 $     (618)1             172,150
  Customer's Deposits          39,114                                      39,114
  Operating Property
    Mortgages                   3,404                                       3,404
                          -----------  --------- -----------         ------------
    Total Homebuilding        176,729     48,643       (618)              224,754
                          -----------  --------- -----------         ------------
FINANCIAL SERVICES            103,569                                     103,569
                          -----------  --------- -----------         ------------
NOTES PAYABLE:
  Revolving Credit
    Agreement                             50,029    117,308 5             167,337
  Senior & Subordinated
    Notes                     396,544                                     396,544
  Accrued Interest             11,770                                      11,770
                          -----------  --------- -----------         ------------
    Total Notes               408,314     50,029    117,308               575,651
                          -----------  --------- -----------         ------------
    Total Liabilities         688,612     98,672    116,690               903,974
                          -----------  --------- -----------         ------------
PARTNERS' CAPITAL                        141,122   (141,122)1,2,3
                          -----------  --------- -----------         ------------
STOCKHOLDERS' EQUITY:
  Class A Common Stock            246                    22 2                 268
  Class B Common Stock             78                                          78
  Paid in Capital             100,957                45,478 2             146,435
  Retained Earnings           310,106                                     310,106
  Deferred Compensation          (127)                                       (127)
  Treasury Stock              (35,614)                                    (35,614)
                          -----------  --------- -----------         ------------
    Total Equity              375,646                45,500               421,146
                          -----------  --------- -----------         ------------
    TOTAL LIAB & EQUITY   $ 1,064,258  $ 239,794 $   21,068          $  1,325,120
                          ===========  ========= ===========         ============

HOVNANIAN ENTERPRISES INC. AND CONSOLIDATED SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
YEAR ENDED OCTOBER 31, 2001
(In Thousands Except Per Share)
                                                                              Pro Form
                                                                              Year Ended
                                                                              October 31,
                                 Hovnanian     Forecast   Adjustments          2001
                                ------------  ----------  ------------      ------------
REVENUES:
  Homebuilding:
    Sale of Homes               $ 1,693,717   $  482,115  $   (2,578) 1      $ 2,173,254
    Land Sales & Other Revenues      16,818       25,118      (9,772) 1          32,164
                                -----------  -----------  ------------      ------------
      Total Homebuilding          1,710,535      507,233     (12,350)         2,205,418
  Financial Services                 31,428                                      31,428
                                -----------  -----------  ------------      ------------
      Total Revenues              1,741,963      507,233     (12,350)         2,236,846
                                -----------  -----------  ------------      ------------
EXPENSES:
  Homebuilding:
    Cost of Sales                 1,355,354      382,564      (5,734) 1,6,9   1,732,184
    Selling, General &
      Administrative                140,126       52,073     (18,055) 1,6,7     174,144
    Inventory Impairment Loss         4,368                                       4,368
                                -----------  ------------  -----------      ------------
      Total Homebuilding          1,499,848      434,637     (23,789)         1,910,696
  Financial Services                 21,443                                      21,443
  Corporate General &
    Administrative                   44,278                                      44,278
  Interest                           51,446                   14,721  6,10       66,167
  Other Operations                   15,347          491      10,719  8          26,557
  Restructure Charge                  3,247                                       3,247
                                -----------  ------------  -----------      ------------
      Total Expenses              1,635,609      435,128       1,651          2,072,388
                                -----------  ------------  -----------      ------------
INCOME BEFORE INCOME TAXES          106,354       72,105     (14,001)           164,458
TOTAL TAXES                          42,668                   23,299  11         65,967
                                -----------  ------------  -----------      ------------
NET INCOME                      $    63,686  $    72,105   $ (37,300)       $    98,491
                                ===========  ============  ===========      ============
EARNNGS PER SHARE:
  Basic                         $      2.38                                 $      3.39
    Weighted Shares Outstanding      26,810                    2,209  12         29,019
  Diluted                       $      2.29                                 $      3.28
    Weighted Shares Outstanding      27,792                    2,209  12         30,001


HOVNANIAN ENTERPRISES, INC. AND CONSOLIDATED SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
(In Thousands)

1. Adjustment represents the elimination of the Forecast assets, liabilities, partner's equity and operations not purchased by Hovnanian as follows:
ASSETS:
      Cash and Equivalents                   $     57
      Inventory                                 4,753
      Receivables & Deposits                      169
      PPE - Net                                    24
                                             ---------
         Total Assets                        $  5,003
                                             =========
LIBILITIES & EQUITY:
      Account Payable & Other                $    618
      Partner's Capital                         4,385
                                             ---------
         Total Liabilities & Equity          $  5,003
                                             =========
REVENUES:
      Sale of Homes                          $  2,578
      Land Sales & Other Revenues               9,772
                                             ---------
          Total Revenues                       12,350
                                             ---------
EXPENSES:
      Cost of Sales                             9,968
      Selling, General & administration         4,786
                                             ---------
          Total Expenses                       14,754
                                             ---------
          Loss Before Income Taxes           $ (2,404)
                                             =========

2. Adjustment represents the components of the purchase price and the elimination of $40.0 million of holdback land (see 3 below) subject to an option to purchase. Under the terms of the agreements Hovnanian purchased the California assets (excluding the holdback properties) net of related liabilities of Forecast for approximately $178 million plus expenses of which $45.5 million was paid in Hovnanian Class A Common Stock and the balance in cash. In addition, Hovnanian entered into a two year consulting agreement with Forecast's former president, entered into two additional option agreements and secured a three year right of first offer for residential land developed by Forcast. The additional cost for these agreements was $18.5 million which was paid in cash.
The following table summarizes the calculation of the purchase price at October 31, 2001 and the recording of the acquisition using purchase accounting:

Acquisition Consideration:
      Cash                                   $132,500
      Class A Common Stock                     45,500
Transaction Costs - Cash                        1,000
Other Agreements - Cash                        18,500
                                             ---------
          Total Purchase Price               $197,500
                                             =========
Purchase Accounting:
      Partner's Capital                      $ 96,737
      Inventory Step Up                        21,744
      Goodwill                                 60,519
      Inventory - Option costs                  6,000
      Other Assets                             12,500
                                             ---------
           Total Purchase Accounting         $197,500
                                             =========
3. Adjustment represents the elimination of $40.0 million of holdback land subject to an option purchase agreement.
4. Adjustment represents the payoff of Forecast related party receivables amounting to $3.88 million.
5. Adjustment represents the draw on Hovnanian's line of credit to pay the cash portion of the purchase price and pay off Forecast existing debt. The draw amount is net of Forecast available cash.
Line of Credit Draw:
      Purchase Price                         $152,000
      Forecast Existing Debt                   50,029
      Less Forecast Cash                      (34,692)
                                             ---------
          Total Draw                         $167,337
                                             =========
6. Adjustment represents the reclassification of certain year ended October 31, 2001 Forecast expenses for a consistent classification with similar Hovnanian expenses as follows:
Cost of Sales:
      Commissions                            $  6,089
      Interest                                 (8,263)
                                             ---------
          Total Cost of Sales                $ (2,174)
                                             =========
Selling, General & Administrative -
   Commissions                               $ (6,089)
                                             =========
Interest - Interest                          $  8,263
                                             =========
7. Adjustment represents the elimination from Selling, General & Administrative Expense of $7.18 million of Forecast administrative salaries and bonuses for the year ended October 31, 2001 related to associates that were excluded from the purchase.
8. Adjustment represents the amortization of goodwill over 10 years amounting to $6.052 million, and the amortization of the right of first refusal over 3 years and consulting agreement over 2 years amounting to $4.667 million to Other Expenses for the year ended October 31, 2001. On November 1, 2001 Hovnanian adopted Statement of Financial Accounting Standard No. 142 and will no longer amortize goodwill.
9. Adjustment represents the increased inventory value from the purchase accounting step up for homes delivered and charged to Cost of Sales during the year ended October 31, 2001 amounting to $6.408 million.
10.Adjustment represents additional Interest Expense, including interest amortized as homes are delivered, on the draw on Hovnanian's existing credit facility at an interest rate of 7.1% amounting to $6.458 million for the year ended October 31, 2001.
11.Adjustment represents the net increase in Income Tax Expense for the tax accrual on the Forecast pretax income, net of operations not purchased and excluded associates, offset by increased amortization, cost of sales and interest expenses. Hovnanian's effective tax rate of 40.1% was used to calculate the additional Income Tax Expense amounting to $23.299 million for the year ended October 31, 2001.
12.Basic earnings per share are computed based upon the weighted average number of Common Stock Class A and Class B shares outstanding during the year ended October 31, 2001. Diluted earnings per share are computed based upon the increased number of Common
   Stock Class A and Class B shares that would be outstanding assuming the exercise of dilutive Common Stock Class A and Class B stock options. The increase in Common Stock Class A shares issued in connection with the merger was 2,208,738 shares.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:     /S/PETER S. REINHART
Name:	Peter S. Reinhart
Title:	Senior Vice President
        General Counsel

Date:   February 18, 2002